U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2007
MAGIC COMMUNICATIONS , INC.
(Exact name of registrant as specified in charter)

Delaware (State or jurisdiction of incorporation or organization)	0-50090 (Commission File Number)	13-3926203 (I.R.S. Employer Identification No.)

1179 Center Point Drive, Henderson, NV	89074

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 565-7866
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     Magic Communications, Inc., a Delaware corporation (the “Company”), originally filed a Current Report on Form 8-K with respect to the events described herein on April 17, 2007. This Amendment No. 1 amends the information contained in the original Current Report.
Item 1.01- Entry into a Material Definitive Agreement.
     On April 12, 2007, the Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Post Tension of Nevada, a Nevada corporation (“PTNV”), and PTNV Acquisition Corp, a Florida corporation and a wholly-owned subsidiary of the Company (“Acquisition Corp.”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Corp. will merge with and into PTNV. As a result of the Merger, PTNV will become a wholly-owned subsidiary of the Company.
     Also as a result of the Merger each outstanding share of PTNV common stock was converted into the right to receive 10,160.064 shares of the Company’s common stock as set forth in the Merger Agreement. Under the terms of the Merger Agreement at closing, the Company will issue, and the PTNV stockholders will receive, in a tax-free exchange, shares of Company common stock such that PTNV stockholders will own approximately 90% of the issued and outstanding shares of the Company. The Merger Agreement provides that the consummation of the Merger is subject to customary closing conditions, including state regulatory filings and issuance of the Company’s common stock.
Post Tension of Nevada
     Post-Tension of Nevada, a Henderson Nevada based company, provides post-tension components and systems that reinforce concrete construction for the residential and commercial markets of the western United States. The Company is 20 years old and management believes the Company is one of the largest domestically owned post tension companies.
     The Company provides both full service and freight-on-board components. The full-service business accounts for 90% of the revenues. Before concrete slab (slab-on-ground or SOG) foundations are poured, the company installs the post-tension system. After the foundation is poured, with the system in place, when the proper psi is achieved, the post-tension cables are then tensioned to thirty-three thousand pounds each tendon. This creates a stronger base that eliminates unwanted expansion movement and settling that can otherwise damage interior and exterior walls. Post tension designs disburse the load throughout the slab, not only on perimeter or load-bearing walls.

Item 2.01 – Acquisition or Disposition of Assets.
     As reported above under Item 1.01, above, on April 12, 2007, the Company entered into the Merger Agreement with PTNV and Acquisition Corp. The Merger was consummated by, among other things, the filing of Articles of Merger with applicable state authorities in Florida and Nevada. Following the consummation of the Merger, Illusions, LLC, a Florida limited liability company controlled by Stephen Rogers, Magic’s President, Chief Executive Officer and a Director, assumed all the assets of Magic and almost all the liabilities of Magic as such existed immediately prior to the Merger. A copy of the Assignment and Assumption Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
     In connection with the Merger described under Item 1.01, above, the Company issued an aggregate of 34,241,600 shares of its common stock (the “Merger Consideration”) to the 15 shareholders of PTNV. The Merger Consideration represents approximately 90% of the shares of common stock of the Company outstanding immediately following the Merger. These shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. All stock certificates representing the Merger Consideration will have restrictive legends placed on them. All stockholders of PTNV who received such shares have been provided with access to information regarding the Company and PTNV. No general solicitation or general advertising was employed in the offer and sale of the Merger Consideration.
Item 5.01. Changes in Control of Registrant
     The Merger resulted in a change in control of the Company, as described herein. The Merger Consideration described above in Item 3.02 resulted in the ownership by the stockholders of PTNV, immediately following the Merger, of approximately 90% of the shares of common stock of the Company. Of the shares of the Company’s common stock issued in connection with the Merger, 12,700,080 (or approximately 37% of the total number of shares of the Company’s common stock outstanding immediately following the Merger) were issued to Mr. Edward Hohman, and another 12,700,080 shares of the Company’s common stock (or approximately 37% of the total number of shares of the Company’s common stock outstanding immediately following the Merger) were issued to Mr. John Hohman. Edward and John Hohman were the principal stockholders of PTNV immediately prior to the Merger. Another 465,920 shares of the Company’s common stock were issued to Mr. Kelly T. Hickel, and another 465,920 shares were issued to The Turnaround Group, LLC, an entity controlled by Mr. Hickel. Edward Hohman, John Hohman, and Kelly Hickel were also appointed to the board of directors of the Company in connection with the Merger. The source of the consideration paid by each of Edward Hohman, John Hohman, and Kelly Hickel for the shares of the Company’s common stock issued to them was shares of PTNV owned by them immediately prior to the Merger—1,250 shares of PTNV common stock in the cases of each of Edward Hohman and John Hohman, and 46 shares of PTNV common stock in the cases of each of Kelly Hickel and The Turnaround Group, LLC. Edward Hohman and John Hohman are brothers.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As a consequence of the Merger, Stephen D. Rogers and Maureen Rogers have resigned as officers and directors, effective ten (10) days from the filing with the Securities and Exchange Commission of an Information Statement on Schedule 14f-1 and the transmission of that Information Statement to all holders of record of the Company’s common stock. John Hohman, Ed Hohman and Kelly T. Hickel were appointed to the Board of Directors, effective ten (10) days from the date of the filing and transmission of the Information Statement described above. In addition, Stephen D. Rogers and Maureen Rogers may designate two additional members to the Board of Directors. As of the date hereof, those two directors have not been designated.
     As a consequence of the Merger, Ed Hohman was appointed as President; John Hohman was appointed as Chief Operating Officer, Kelly T. Hickel as acting Chief Financial Officer and Secretary, and Sabatha Golay as Treasurer.
Section 9.01 — Financial Statements and Exhibits
(a) Financial statements of business acquired.
The financial statements required by this Item 9.01 will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(a) of Form 8-K.
(b) Pro Forma financial information
The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(b) of Form 8-K.
(c) Exhibits

Exhibit No.	Description

2.1	Form of Agreement and Plan of Merger by and between Magic Communications, Inc., PTNV Acquisition Corp. and Post Tension of Nevada dated April 12, 2007. (1)
2.2	Form of Assignment and Assumption Agreement by and between Magic Communications, Inc. and Illusions, LLC dated April 12, 2007. (1)

(1)	Filed with the Registrant’s original Current Report on Form 8-K, filed April 17, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 7, 2007

MAGIC COMMUNICATIONS, INC.
By:	/s/ Kelly T. Hickel
	Name:	Kelly T. Hickel
	Title:	Director

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